EXHIBIT 13
                                                                 ----------

                         SECTION 906 CERTIFICATION


In connection with the Annual Report of Instrumentation Laboratory S.p.A. (the "Company") on Form 20-F for the period ended November 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jose Manent, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 24, 2004


/s/ Jose Manent
---------------------------
Jose Manent
Chief Executive Officer

                          SECTION 906 CERTIFICATION


In connection with the Annual Report of Instrumentation Laboratory S.p.A. (the "Company") on Form 20-F for the period ended November 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jose Luis Martin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 24, 2004


/s/ Jose Luis Martin
--------------------------
Jose Luis Martin
Chief Financial Officer